PROMISSORY NOTE


         For consideration received, Coaching Institute, Inc., 112 West Business Park Drive, Draper, UT 84020 (Borrower) agrees to pay Lona J. Hendricks (Lender) according to the following terms:


         Principal amount:                    $100,000

         Annualized Interest Rate:            9.75%

         Term:                                1 year

         Payment Terms:                       Interest only with balloon payment
                                              due on or before month 12.

         Date of Loan:                        August 1, 1999


         This promissory note is secured by the general credit of Coaching Institute, Inc., and at the option of the Lender, a security interest may be filed securing the loan with the assets of the borrower.


         /s/ Craig J. Hendricks, Pres.                /s/ Lona J. Hendricks
         -----------------------------                ---------------------
         Coaching Institute, Inc.                     Lender
         Borrower